Legg Mason Partners Investors Value Fund

(the “Fund”)

(a series of Legg Mason Partners Equity Trust)

SUPPLEMENT DATED JUNE 6, 2007

TO PROSPECTUS DATED APRIL 16, 2007

The following information under the section titled “Management-Portfolio managers” supplements the Prospectus for the Fund and supersedes any contrary information:

Management – Portfolio managers

Effective June 6, 2007, the Fund is co-managed by Robert Feitler and Dmitry Khaykin. Mr. Feitler joined the subadviser or its affiliates or predecessor firms in 1995. Mr. Khaykin joined the subadviser or its affiliates or predecessor firms in 2003; prior to 2003, he was a research analyst (telecommunications) at Gabelli & Company, Inc. and an associate in the risk management division of Morgan Stanley & Co. Inc.

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